SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

April 24, 2003
(Date of earliest event reported)

ACE CASH EXPRESS, INC.

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	0-20774 (Commission file number)	75-2142963 (I.R.S. employer identification no.)

1231 Greenway Drive, Suite 600
Irving, Texas 75038
(Address of principal executive offices)

(972) 550-5000
(Registrant’s telephone number,
including area code)

Not Applicable
(Former Name or Former Address,
if Changed Since Last Report)

Item 7. Financial Statements and Exhibits

     Exhibit 99.1 Press Release dated April 24, 2003

Item 9. Regulation FD Disclosure (Information provided pursuant to Item 12, “Disclosure of Results of Operations and Financial Condition”)

     On April 24, 2003, Ace Cash Express, Inc. issued a press release announcing its earnings for the quarter ended March 31, 2003. A copy of the press release is furnished as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACE CASH EXPRESS, INC.

Dated: April 25, 2003	By:	/s/ MICHAEL J. BRISKEY Michael J. Briskey Vice President of Finance and Interim Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated April 24, 2003

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